The Henssler Equity Fund
                        1281 Kennestone Circle, Suite 100
                             Marietta, Georgia 30066

                                 1-800-936-3863

                                www.henssler.com

                                   PROSPECTUS

                                 August 31, 2001

                                TABLE OF CONTENTS
                                -----------------

About the Fund .............................................................   2
Investment Objective .......................................................   2
Principal Investment Strategy ..............................................   2
Principal Risks of Investing in the Fund ...................................   3
Past Performance ...........................................................   3
Fund Expenses ..............................................................   4
The Fund in Detail .........................................................   5
Investment Objective, Investment Strategy and Related Risks ................   5
The Fund's Investment Objective and Investment Strategy ....................   5
Principal Risks of Investment in the Fund ..................................   6
Fund Management ............................................................   7
Management's Discussion of Fund Performance ................................   8
Financial Highlights .......................................................   9
Account Information ........................................................  10
How to Purchase Shares .....................................................  10
How to Sell Shares .........................................................  12
Dividends, Distributions and Taxes .........................................  15
How to Obtain More Information .............................................  16

The Fund is a portfolio of The Henssler Funds, Inc. This Prospectus includes important information about the Fund that you should know before investing. You should read the Prospectus and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                 ABOUT THE FUND
                                 --------------

INVESTMENT OBJECTIVE

     The Fund's investment objective is to seek growth of capital.

PRINCIPAL INVESTMENT STRATEGY:

The Fund seeks to achieve its objective by investing substantially all of its assets in securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotation ("NASDAQ")National Market System.

The Fund's principal investment strategies include:

     o Investing over ninety percent (90%) of the Fund's assets in a portfolio of common stocks;

     o Focusing on a company's fundamentals in seeking above-average, high quality securities with strong growth potential; and

     o Holding common stock investments until the underlying company's fundamentals change or other opportunities present themselves.

PRINCIPAL RISKS OF INVESTING IN THE FUND:

The Fund's principal risks include:

MARKET RISK: Stock prices fluctuate in response to many factors, such as changes in interest rates, the activities of individual companies, and general economic conditions. Stock market declines, particularly extended declines, may cause a decrease in the Fund's share price.

BUSINESS AND ECONOMIC RISK: Often a particular industry may be affected by circumstances that have little or no impact on other industries, such as the advent of new technologies, which render present technologies obsolete. The companies within the affected industry may suffer adverse consequences.

POLITICAL RISK: The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry.

INVESTMENTS IN SMALL COMPANIES: The stocks of small companies may experience more volatile price fluctuations than those of larger, established companies. In general, small companies have inexperienced management, serve small markets, and may find difficulty obtaining financing.

PAST PERFORMANCE
----------------

The Fund began operations on June 10, 1998. The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of a broad measure of market performance.

BAR CHART AND PERFORMANCE TABLE
-------------------------------

The bar chart and table shown below (presented as a bar graph in the original Excel document) provide an indication of the risks of investing in the Henssler Equity Fund by showing changes in the Fund's performance from year to year since its inception and by showing how the Fund's average annual returns for one year and since inception compared to those of a broad-based securities market index. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------

 20.00%
--------------------------------------------------------------------------------
                                            15.10%
 10.00%               11.97%               xxxxxxx
--------------------------------------------------------------------------------
                     xxxxxxx               xxxxxxx                6.35%
  0.00%              xxxxxxx               xxxxxxx               xxxxxxx
--------------------------------------------------------------------------------
                     xxxxxxx               xxxxxxx               xxxxxxx
(10.00%)             xxxxxxx               xxxxxxx               xxxxxxx
--------------------------------------------------------------------------------
                      1998*                 1999                  2000
--------------------------------------------------------------------------------

During the period shown in the bar chart, the highest return for a quarter was 24.41% (quarter ending December 31, 1998) and the lowest return for a quarter was -10.71% (quarter ending September 30, 1998).

--------------------------------------------------------------------------------
Average Annual Total Returns                     Past One Year     Life of Fund*
(for the periods ending
December 31, 2000)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Henssler Equity Fund                                 6.35%            13.03%
--------------------------------------------------------------------------------
S&P 500**                                           -9.10%             8.29%
--------------------------------------------------------------------------------


*The Fund started operations on June 10, 1998.

** The S&P 500 is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices.

From January 1, 2001 through June 30, 2001, the total return for the Fund was -5.81%.

FUND EXPENSES
-------------

As an investor, you pay certain fees and expenses in connection with your investment in the Fund, which are described in the tables below. Shareholder fees are paid from your account, while annual Fund operating expenses are paid out of Fund assets, so their effect is included in the share price. As a no load fund, the Fund does not have a sales charge (load).

FEE TABLE
---------

Shareholder Fees (fees paid directly from your investment):

     None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

                            The Henssler Equity Fund
                    (percentage of average daily net assets)

--------------------------------------------------------------------------------
Management Fees ..................................................         1.20%

--------------------------------------------------------------------------------
Other Expenses ...................................................         0.01%
                                                                         ------
--------------------------------------------------------------------------------
Total Fund Operating Expenses ....................................         1.21%
                                                                         ======
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

"Management  Fees"  include  fees  payable  to the  Adviser  under its  Advisory
Agreement with the Fund, and under an Operating Services Agreement with the Fund. Pursuant to such Operating Services Agreement, the Fund pays the Adviser a fee equal to 0.70% of the Fund's assets on an annualized basis for providing all of the Fund's day-to-day administrative services, excluding costs of brokerage, interest, taxes, litigation, directors' fees and expenses, fees and expenses of legal counsel for the independent directors, and other extraordinary expenses.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example below assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example below also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

--------------------------------------------------------------------------------
     1 Year               3 Years              5 Years             10 Years
     ------               -------              -------             --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     $  127               $  396               $  685               $1,506
--------------------------------------------------------------------------------

                               THE FUND IN DETAIL

                              INVESTMENT OBJECTIVE,
                      INVESTMENT STRATEGY AND RELATED RISKS
                      -------------------------------------

An investment in the Fund cannot be considered a complete investment program. An investor's needs will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles may not find the Fund to be an appropriate investment vehicle.

THE FUND'S INVESTMENT OBJECTIVE AND INVESTMENT STRATEGY:

The Fund's investment objective is to seek growth of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in securities listed on a national securities exchange or quoted in the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ").

To meet its investment objective, the Fund will employ an investment strategy that emphasizes long-term capital appreciation and safety of principal. Under normal circumstances, the Fund invests over 90% of its portfolio in common stocks of the best companies the Fund's investment adviser, Henssler Asset Management, LLC (the "Adviser"), can identify, based on the characteristics below. The Fund may invest in companies of any size, and the Fund typically holds its common stock investments until the fundamentals of the business change or other opportunities present themselves. When selecting common stocks for the Fund, the Adviser seeks companies that exhibit the following characteristics:

     o    undervalued assets;
     o    strong balance sheet characteristics and financial foundations;
     o    high earnings expectations; and
     o    quality management and potential for future growth.

Factors deemed important by the Adviser in selecting securities of such companies include, but are not limited to:

     o    price;
     o    price history; and
     o    price-to-earnings ratio.

The Fund believes that its focus on the fundamentals of the businesses it invests in results in the purchase of above-average, high-quality securities with strong growth potential.

Under normal circumstances, the Fund anticipates that over 90% of its assets will be invested in a portfolio of common stocks. The Fund will not invest more than 25% of its assets in a particular industry sector. Any assets not invested in equity securities will be invested in cash and cash equivalents, U.S. Government securities, money market instruments, and certain other fixed income securities to meet the Fund's liquidity needs and may be so invested, in extraordinary circumstances, to attempt to protect against significant down cycles in the stock market.

TEMPORARY DEFENSIVE POSITIONS:

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND:

All investments carry risks, and an investment in the Fund is no exception. You could lose money on your investment in the Fund. Accordingly, you should understand the principal risks of investing in the Fund, each of which is described below.

MARKET RISK: Stock prices fluctuate in response to many factors, including changes in interest rates, the activities of individual companies and general market and economic conditions. Regardless of any one company's particular prospects, a declining stock market may produce a decline in stock prices for all companies. Stock market declines may continue for an indefinite period of time, and investors should understand that from time to time during these temporary or extended bear markets, the value of the Fund may decline.

BUSINESS AND ECONOMIC RISK: Often, a particular industry, or certain companies within that industry, may be affected by circumstances that have little to no impact on other industries, or other companies within that industry. For example, many industries and companies rely heavily on one type of technology. If this technology becomes outdated, or ceases to be cost-effective, industries and companies that rely on the technology may become unprofitable while companies outside the industry may not be affected at all.

POLITICAL RISK: The regulation or deregulation of particular industries may materially impact the value of companies within the affected industry. For example, during the past few years, electric and gas utility sectors of the economy have been moving towards deregulation and open price competition. In this new environment, some companies will make a successful transition into, and prosper under deregulation, and other companies will mismanage the process and do poorly.

INVESTMENTS IN SMALL COMPANIES: Although the Fund invests in companies of all sizes, there may be times when the Fund is substantially invested in small companies. Stocks of smaller companies may have more risks than larger companies. In general, they have less experienced management teams, serve smaller markets, and find it more difficult to obtain financing for growth or potential development than larger companies. Due to these and other factors, small companies may be more susceptible to market downturns, and their stock prices may be more volatile.

PORTFOLIO TURNOVER: Portfolio turnover measures the rate at which the securities in a Fund's portfolio change during any given year. Portfolio turnover involves expense to a fund in the form of brokerage commissions and other transaction costs, which may adversely impact the fund's performance. Additionally, an increase in portfolio turnover may result in an increase or decrease in taxable gain or loss attributable to shareholders of a fund. The Adviser manages the Fund for long-term profits, and expects that under normal conditions, portfolio turnover should be less than 100%. However, the rate of portfolio turnover may be higher for the Fund if implementation of the Fund's investment strategy or a temporary defensive position results in frequent trading.

                                 FUND MANAGEMENT
                                 ---------------

Henssler Asset Management, LLC ("Adviser"), located at 1281 Kennestone Circle, Suite 100, Marietta, Georgia 30066, serves as the investment adviser for the Fund. The Adviser was organized in February 1998 by its owners, Gene W. Henssler, Ph.D., and Patricia T. Henssler, CPA. The Adviser is an affiliate of G.W Henssler & Associates, Ltd. ("Henssler & Associates"), an investment manager, which has provided investment advisory services to corporations, individual investors, and institutional investors since its inception in 1987.

The Adviser provides investment advisory services and day-to-day administrative services to the Fund under separate agreements with the Fund. For these services, the Fund paid the Adviser the fees described below for the fiscal year ended April 30, 2001. All fees are expressed as an annualized percentage of average net assets of the Fund. These fees do not include the costs of brokerage, interest, taxes, litigation, independent directors' fees and expenses, fees and expenses of legal counsel for the independent directors, and other extraordinary expenses.

     The Henssler Equity Fund
     ------------------------
     ---------------------------------------------------------------------------
     Advisory Fee ............................................        0.50%
     ---------------------------------------------------------------------------
     Operating Services Fee ..................................        0.70%
     ---------------------------------------------------------------------------
     Total Fees ..............................................        1.20%
     ---------------------------------------------------------------------------

Portfolio Management:
---------------------

The Fund is managed by a team of portfolio managers, including Dr. Henssler, Ted
L. Parrish, and James L. Brookover (the "Management Team"). The Fund's Management Team is supported by a group of research analysts and other members of the Fund's investment staff.

Dr. Henssler has worked in investment management and financial analysis for over 25 years. Before organizing Henssler & Associates, Dr. Henssler was a Professor of Finance at Kennesaw State University for 10 years. Dr. Henssler earned his MBA and Ph.D. in Finance from the University of Michigan in 1965 and 1971, respectively.

Mr. Parrish has worked in investment management and financial analysis for 5 years. He earned his BBA from Kennesaw State University in 1995, and holds the Series 7, Series 63 and Series 65 licenses. Mr. Parrish is a Level II Chartered Financial Analyst candidate.

James L. Brookover is a Chartered Financial Analyst who has worked as an investment manager for over 20 years. Before becoming a Co-Portfolio Manager for the Fund, Mr. Brookover was a portfolio manager, Vice President and Chief Information Officer of Reams Asset Management from 1981 until his retirement in 2000. Mr. Brookover graduated cum laude from the University of Toledo with a Bachelor of Business Administration in 1972. He earned a Master of Business Administration With Distinction from the University of Toledo in 1973. Mr. Brookover has served as a director of the Fund since inception.

                              FINANCIAL HIGHLIGHTS
                              --------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by McCurdy & Associates CPAs, Inc., whose report, along with the Fund's financial statements, is included in the Fund's Annual Report to Shareholders, incorporated by reference into this Prospectus, and available upon request.

The following are selected per share data and ratios for the Fund for the periods indicated.

----------------------------------------------------------------------------------------------------
                                                For the period       For the fiscal   For the fiscal
                                                June 10, 1998          year ended       year ended
                                            through April 30, 1999   April 30, 2000   April 30, 2001
                                            ----------------------   --------------   --------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $10.00               $11.74           $13.29
----------------------------------------------------------------------------------------------------
Income From Investment Operations:
----------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                        .02                  .01              .01
----------------------------------------------------------------------------------------------------
   Net Gains (Losses) on Securities
      (both realized and unrealized)                  1.74                 1.56            (0.14)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Total From Investment Operations                      1.76                 1.57            (0.13)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Less Distributions:
----------------------------------------------------------------------------------------------------
   Dividends (from Net Investment Income)            (0.02)               (0.02)              --
----------------------------------------------------------------------------------------------------
   Distributions (from Capital Gains)                   --                   --            (0.04)
----------------------------------------------------------------------------------------------------
   Returns of Capital                                   --                   --               --
----------------------------------------------------------------------------------------------------
Total Distributions                                  (0.02)               (0.02)           (0.04)
                                                    ------               ------           ------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                      $11.74               $13.29           $13.12
                                                    ------               ------           ------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Total Return                                         17.57%               13.37%           (0.96%)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:                       For the period       For the fiscal   For the fiscal
                                                June 10, 1998          year ended       year ended
                                            through April 30, 1999   April 30, 2000   April 30, 2001
                                            ----------------------   --------------   --------------
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Net Assets, end of period (in 000s)                 $15,680              $22,120          $29,563
----------------------------------------------------------------------------------------------------
Ratio of Expenses to Average net Assets:              1.20%*               1.20%            1.21%
----------------------------------------------------------------------------------------------------
Ratio of Net Income (Loss) to Average
   Net Assets                                         0.17%*               0.10%            0.10%
----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              14.00%               58.00%           49.00%
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

*    Annualized

                               ACCOUNT INFORMATION
                               -------------------

VALUATION OF SHARES--DETERMINATION OF NET ASSET VALUE:

The Fund's share price is determined based upon net asset value (NAV). The Fund calculates NAV at approximately 4:00 p.m., EST, each day that the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on national holidays, so NAV will not be calculated on those days. A list of these national holidays appears in the Fund's Statement of Additional Information. The Fund's NAV per share is determined by dividing the total value of the Fund's investments and other assets less any liabilities by its number of outstanding shares.

Equity securities listed on a national securities exchange or quoted on the NASDAQ National Market System are valued at the last sale price on the day the valuation is made or, if no sale is reported, at the latest bid price. Valuations of variable and fixed income securities are supplied by independent pricing services approved by the Fund's Board of Directors. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by or under the direction of the Board. Securities with maturities of sixty (60) days or less are valued at amortized cost.

                             HOW TO PURCHASE SHARES
                             ----------------------

The Fund does not impose any sales charges on purchases of the Fund. In general, the Fund requires a minimum initial investment of $2,000 and a minimum subsequent investment of $200. The Fund will waive minimum investment requirements for any automatic investment plan of $100 or more per month, and for certain other accounts, as noted below.

Orders for the purchase of shares of the Fund placed directly with the Fund's transfer agent, Declaration Service Company (the "Transfer Agent") by an investor are executed at the next determined NAV per share after receipt by the Transfer Agent. Orders for the purchase of shares of the Fund placed through broker-dealers are executed at their next determined NAV per share after receipt in good order by the broker-dealer. Shares are eligible to receive dividends the day they are purchased. The Fund reserves the right to reject any order for the purchase of its shares in whole or in part.

MINIMUM INITIAL AND ADDITIONAL INVESTMENTS REQUIRED BY THE FUND:

--------------------------------------------------------------------------------
                                                 Minimum              Additional
                                            Initial Investment        Investment
                                            ------------------        ----------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Regular Accounts                                  $2,000                 $200
--------------------------------------------------------------------------------
Traditional IRA's                                 $1,000                 $100
--------------------------------------------------------------------------------
Roth IRA's                                        $1,000                 $100
--------------------------------------------------------------------------------
Education IRA's                                   $  500                 $100
--------------------------------------------------------------------------------
Automatic Investment Plan                         $  100                 $100
--------------------------------------------------------------------------------

OPENING OR ADDING TO AN ACCOUNT:

To make an initial investment in the Fund, all purchasers must complete and send the required application, along with a check payable to "The Henssler Equity Fund," to one of the addresses listed below. To make a subsequent investment, all purchasers must complete and send an investment slip, along with a check payable to "The Henssler Equity

Fund," to an address listed below. All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear.

--------------------------------------------------------------------------------
              Regular Mail                         Overnight Delivery
              ------------                         ------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Henssler Equity Fund                     The Henssler Equity Fund
c/o Declaration Service Company              c/o Declaration Service Company
Post Office Box 844                          555 North Lane, Suite 6160
Conshohocken, PA 19428-0844                  Conshohocken, PA 19428-0844
--------------------------------------------------------------------------------

You may also make automatic monthly investments from your bank account in a regular amount (minimum $100 per month) pursuant to our "Automatic Investment Plan." Please call us at 1-800-936-3863 for more information about the Automatic Investment Plan.

SPECIAL INSTRUCTIONS FOR INDIVIDUAL RETIREMENT ACCOUNTS:

If you are interested in investing your Individual Retirement Account ("IRA") or Roth IRA in the Fund, you may establish an IRA, IRA Rollover Account, Roth IRA, or Roth IRA Rollover Account in the Fund. Please call the Fund at 1-800-936-3863 to request an IRA investment package. You may also call a broker-dealer for more information regarding the establishment of an IRA account in the Fund. For more complete IRA information, consult your tax professional.

Terms to Understand:

Traditional IRA....................  an  individual   retirement  account.  Your
contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred; withdrawals and distributions are taxable in the year made.

Roth IRA...........................  an   IRA   funded    with    non-deductible
contributions; and tax-free growth of assets and distributions, if the assets are held for five years or longer and certain conditions are met.

Education IRA......................  an IRA  with  nondeductible  contributions, and tax-free growth of assets and distributions, if used to pay qualified educational expenses.

HOW TO SELL SHARES

You may sell shares at any time. This can be done via the telephone by calling 1-800-936-FUND (3863) or in writing.

There are no fees charged by the Fund for redemptions. However, shareholders who redeem their shares through a broker-dealer may be charged a fee for the broker-dealer's services.

WRITTEN SELL ORDERS:

     A written letter of instruction must include:

     o    your name(s) and signature(s)
     o    your account number
     o    the fund name
     o    the dollar amount you want to sell
     o    how and where to send the proceeds
     o if your account is an IRA account, whether the distribution is qualified or premature

     Mail your request to:

--------------------------------------------------------------------------------
              Regular Mail                         Overnight Delivery
              ------------                         ------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
The Henssler Equity Fund                     The Henssler Equity Fund
c/o Declaration Service Company              c/o Declaration Service Company
Post Office Box 844                          555 North Lane, Suite 6160
Conshohocken, PA 19428-0844                  Conshohocken, PA 19428-0844
--------------------------------------------------------------------------------

Redemption proceeds will be mailed or wired to the redeeming shareholder within seven (7) business days, except where those shares have recently been purchased by personal check. In those cases, redemption proceeds may be withheld until the check has been collected, which may take up to fifteen (15) business days. To avoid such withholding, investors should purchase shares by certified or bank check. Interest will not accrue on uncashed redemption checks.

Some circumstances require that written sell orders be signature guaranteed. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation may be required.

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

Your shares will be sold at the next NAV per share calculated after your completed order is received by the Fund's transfer agent.

GENERAL POLICIES:

If your account falls below $1,000, the Fund may ask you to increase your balance. If the balance remains below $1,000 after ninety (90) days, the Fund may close your account, and mail you the proceeds from your account to the address on the Transfer Agent's records.

     The Fund reserves the right to:

     o    Refuse any purchase request for any reason.

     o Change any of its purchase or redemption policies or procedures at any time.

     o Delay in sending out redemption proceeds for up to seven (7) business days. This generally only happens in cases of large redemptions or during unusual market conditions.

     o Suspend the right to redeem and delay redemption proceeds during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.


INVESTMENTS THROUGH THIRD PARTIES:

If you invest through a third party (rather than directly through Henssler), the policies and fees may be different than those described here. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. The Advisor may also pay such parties a fee for shareholder services out of its own resources.

TELEPHONE PURCHASES BY SECURITIES FIRMS. Member firms of the NASD may telephone Declaration Service Company at 1-800-936-3863 and place purchase orders on behalf of investors who carry their Fund investments through the member's account with the Fund. By electing telephone purchase privileges, NASD member firms, on behalf of themselves and their clients, agree that neither the Fund, the Distributor nor the Transfer Agent shall be liable for following instructions communicated by telephone and reasonably believed to be genuine. The Fund and its agents provide written confirmations of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine. In addition, all telephone transactions with the Transfer Agent are recorded. As a result of these and other policies, the NASD member firms may bear the risk of any loss in the event of such a transaction. However, if the Transfer Agent or the Fund fails to employ this and other established procedures, the Transfer Agent or the Fund may be liable. The Fund reserves the right to modify or terminate these telephone privileges at any time.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
                       ----------------------------------

The Fund pays its shareholders all of its net investment income and net realized long- and short-term capital gains on an annual basis. Your dividends and distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no fees or sales charges on reinvestments.

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account). The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them in cash. In general, distributions are taxable as follows:

TAXABILITY OF DISTRIBUTIONS:

--------------------------------------------------------------------------------
      TYPE OF DISTRIBUTION          TAX RATE FOR          TAX RATE FOR 28%
      --------------------
--------------------------------------------------------------------------------
                                    15% BRACKET           BRACKET OR ABOVE
                                    -----------           ----------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Income Dividends                Ordinary Income Rate    Ordinary Income Rate
--------------------------------------------------------------------------------
Short-Term Capital Gains        Ordinary Income Rate    Ordinary Income Rate
--------------------------------------------------------------------------------
Long-Term Capital Gains                 10%                     20%
--------------------------------------------------------------------------------

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences. The Fund anticipates that the majority of its distributions will consist of capital gains.


TAXES ON TRANSACTIONS:

Any sale of Fund shares may generate a tax liability. Tax-deferred accounts do not generate a tax liability unless you are taking a distribution or making a withdrawal.

The table above can provide a guide for your potential tax liability when selling fund shares. "Short-term capital gains" applies to Fund shares sold up to 12 months after buying them. "Long-term capital gains" applies to Fund shares held for more than twelve (12) months.

HOW TO OBTAIN MORE INFORMATION

The Statement of Additional Information ("SAI") contains additional information about the Fund including a more detailed discussion of its investment policies and the risks associated with various investments. The SAI is incorporated by reference into this prospectus. This means that the SAI is legally a part of this prospectus.

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.

You can obtain more information about the Fund and a copy of the Fund's SAI, annual or semi-annual reports to shareholders by request and without charge by contacting the Fund at 1-800-936-FUND (3863) or in writing to The Henssler Equity Fund, c/o Declaration Service Company, Post Office Box 844, Conshohocken, Pennsylvania 19428-0844.

You can also obtain these documents, and other information about the Fund from the SEC's website at http://www.sec.gov. You may review and copy documents at the SEC Public Reference Room in Washington, D.C. (1-800-SEC-0330). You may request documents by mail from the SEC by writing to Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009. The SEC will charge a duplicating fee for any requested materials.

                                     Adviser
                                     -------

                         Henssler Asset Management, LLC
                        1281 Kennestone Circle, Suite 100
                             Marietta, Georgia 30066

                                   Distributor
                                   -----------

                         Declaration Distributors, Inc.
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428

                                    Custodian
                                    ---------

                           The Fifth Third Bank, N.A.
                            38 Fountain Square Plaza
                             Cincinnati, Ohio 45263

               Transfer, Redemption, and Dividend Disbursing Agent
               ---------------------------------------------------

                           Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428

                             Independent Accountants
                             -----------------------

                        McCurdy & Associates CPA's, Inc.
                               27955 Clemens Road
                              Westlake, Ohio 44145

                                  Legal Counsel
                                  -------------

                       Law Offices of Stephanie A. Djinis
                              1749 Old Meadow Road
                                    Suite 310
                             McLean, Virginia 22102

Investment Company Act File No. 811-08659